PokerTek
NASDAQ: PTEK

PokerTek Corporate Overview





PokerPro

HEADS-UP CHALLENGE

Q4 2008

WWW.POKERTEK.COM

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future (including pending gaming and patent approvals) and projections relating to products, sales, revenues and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. Our actual results may differ materially from those implied in these forward-looking statements as a result of many factors, including, but not limited to, overall industry environment, customer acceptance of our products, delay in the introduction of new products, further approvals of regulatory authorities, adverse court rulings, production and/or quality control problems, the denial, suspension or revocation of permits or licenses by regulatory or governmental authorities, termination or non-renewal of customer contracts, amendment or termination of our loans, disruption of our relationships with our suppliers, competitive pressures, general economic and political conditions, such as political instability, credit market uncertainty, inflationary pressures from higher energy and fuel costs and the rate of economic growth or decline in our principal geographic markets, each of which may be amplified by recent disruptions in the U.S. and global financial markets, the possible effect of anti-dilution provisions in our outstanding warrants, and our financial condition. These and other risks and uncertainties are described in more detail in our most recent Annual Report on Form 10-K, as well as other reports and statements that we file with the Securities and Exchange Commission. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by applicable laws, and you are urged to review and consider disclosures that we make in this and other reports that we file with the Securities and Exchange Commission that discuss factors germane to our business.



PokerTek Summary

- **PokerTek is the worldwide leader in automated poker tables**
- **Two product lines**
  - **PokerPro®** automated poker tables for casinos
  - **Heads Up Challenge™** amusement product for bars and restaurants
- **NASDAQ listed: PTEK**



Investment Thesis

- Leadership position in two sizable markets
- Significant revenue momentum with operating leverage
- Growing base of recurring revenue
- Solid intellectual property portfolio
- Strategic customer and distributor relationships in place


HEADS-UP
CHALLENGE
PokerPro
PokerTek

PokerPro (Casino Product)


$5
$25
$100
$500
Fold
Check
All In
$1,100.00

Casino Environment – Fall 2008

- **Macro-economy reducing amount of play**
  - Nationwide same store revenues down 3.1%
  - Nevada revenues down 5.4%
  - Atlantic City revenues down 5.2%

- **Increasing competition**
  - Mega-projects underway in already competitive markets
    - Nevada, Connecticut, California, New Jersey, Missouri

- **Tight capital market increases focus on ROI**

All market data are YOY compares as of August 08


HEADS-UP
CHALLENGE
PokerPro
PokerTek

"The enemy of casino profitability is labor cost."

– Casino Executive, Las Vegas, Nevada (March 08)



Why Casinos Need PokerPro

- **Reduced labor costs**
  - 15 table PokerPro room = 12 – 15 employees
  - 15 table Manual poker room = 50 – 60 employees
- **Higher table revenues**
  - More hands per hour = more revenue for the casino
- **Makes customer acquisition profitable**
  - Tournaments are how casinos acquire playing customers
  - Manual tournaments lose money, PokerPro tournaments make money


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Four Winds Casino

New Buffalo, Michigan / September 2007



World Series of Poker
Las Vegas, Nevada / June 2007



HEADS-UP CHALLENGE



PokerPro

PokerTek

Why Players Appreciate PokerPro

- **50% more action**
  - 42 Hands per Hour vs 28 Hands Per Hour for best dealers
- **Saves regular players $1,000 per year in tips**
  - Typical player tips $3-$4 per hour of play
- **User friendly, error free play**
  - Attracts new players to the game (Old players love new players)
- **PokerPro offers features that manual tables can't offer**
  - Last Hand, Player / Table Statistics, Hand Percentages, Rabbit Hunting


HEADS-UP
CHALLENGE
PokerPro
PokerTek

The Casino World is Waking Up to PokerPro



PokerPro Tables Installed
There are more than 9,000 Manual Poker Tables Worldwide.
End Q3 Table Breakdown
North American Land = 123
Cruise Ship = 57
Aristocrat = 92
300
250
200
150
100
50
0
2
2
20
22
13
21
71
81
104
131
189
210
237
272
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08



HEADS-UP
CHALLENGE
PokerPro
PokerTek

Selected PokerPro® Customers

Excalibur Hotel-Casino-Las Vegas
Carnival
Casino Montréal
Casino Lac-Leamy
Casino Charlevoix
Trump Plaza
Four Winds
Princess Cruises
Crown Poker
Southland Park Gaming & Racing
French Lick Resort-Casino
Horseshoe Casino Hammond
Black Oak Casino
River Card Room Petaluma, CA
Royal Caribbean International
AIDA
Celebrity Cruises
Holland America
P&O



HEADS-UP CHALLENGE
PokerPro
PokerTek

PokerPro Recurring Revenue Model

- **North American Placements (direct distribution)**
  - Monthly leases vary - currently average ~ $3,000 per table / month

- **International Placements (distributed through Aristocrat)**
  - Aristocrat purchases table upfront / PokerTek shares in lease revenue
  - Cost plus pricing, with share of recurring lease revenue

License and Service Fees


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Recent PokerPro Headlines

- **Aristocrat installs 7 PokerPro tables in Hungary** *(Nov 4, 2008)*
- **PokerTek settles Lightning Gaming lawsuit with no material impact** *(Oct 16, 2008)*
- **PokerTek wins Ameristar corporate contract** *(Sept 26, 2008)*
- **Excalibur Hotel and Casino installs 12 PokerPro tables** *(Aug 22, 2008)*
- **Trump Atlantic City announces installation of 12 PokerPro tables** *(May 22, 2008)*


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Heads-Up Challenge (Amusement Product)


WORLD SERIES POKER
HEADS-UP
CHALLENGE
HEADS-UP
CHALLENGE
WORLD SERIES POKER


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Heads-Up Challenge Product Overview

- **Amusement only video game featuring Texas Hold 'Em**
  - Supports Single Player, Heads Up and Multi Player Tournaments
  - Developing additional games

- **Sold to distribution network that places games through local route operators**
  - More than 15 North American distributors
  - European distributor: Cosmic Video Amusements
  - Australian / New Zealand distributor: Aristocrat Leisure Limited

- **Launched in Q4 2007 and Growing**
  - Manufactured in Taiwan


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Heads Up Challenge Model & Results

- **Product Sale to Distributor / Route Operator**
  - Product sale with ~30% margin
  - Potential for add on software sales for units in field

Heads Up Challenge Unit Sales


1000
900
800
700
600
500
400
300
200
100
0
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Cum Units
In Qtr Units


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Financial Overview


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Statement of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2008	2007	2008	2007
Revenues:				
License and service fees	$ 1,521,341	$ 621,413	$ 4,463,280	$ 1,731,515
Product sales	2,772,144	455,439	6,871,791	852,609
Total revenues	4,293,485	1,076,852	11,335,071	2,584,124
Costs and operating expenses:				
Cost of product sales	2,088,570	379,715	5,042,443	697,167
Selling, general and administrative	2,388,991	3,257,939	7,424,299	7,181,482
Research and development	716,363	1,144,586	2,435,596	3,274,665
Depreciation	726,870	563,477	2,053,433	1,396,728
Total costs and operating expenses	5,920,794	5,345,717	16,955,771	12,550,042
Operating loss	(1,627,309)	(4,268,865)	(5,620,700)	(9,965,918)
Interest income (expense), net	(50,576)	178,909	(24,078)	438,163
Net loss before income taxes	(1,677,885)	(4,089,956)	(5,644,778)	(9,527,755)
Income tax provision	(75,150)	-	(198,623)	-
Net loss	$ (1,753,035)	$ (4,089,956)	$ (5,843,401)	$ (9,527,755)
Net loss per common share - basic and diluted	$ (0.16)	$ (0.37)	$ (0.53)	$ (0.92)


HEADS-UP CHALLENGE
PokerPro
PokerTek

PokerTek Revenue Momentum


Revenue ($M)
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
0.0
0.2
0.5
0.3
0.2
1.0
0.6
0.9
1.1
1.4
3.2
3.8
4.3
Q3 08 Revenue:
Casino recurring = $1.5M
Casino sales = $1.3M
Amusement sales = $1.5M


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Operating Trends by Quarter


$-
$(0.5)
$(1.0)
$(1.5)
$(2.0)
$(2.5)
$(3.0)
$(3.5)
$(4.0)
$(4.5)
Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
OpEx %
Q3 08 = 89%
Q2 08 = 102%
Q1 08 = 130%
Q4 07 = 298%
Q3 07 = 461%
EBITDA
Cash used in Operations


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Balance Sheet and Capitalization

Assets	September 30, 2008 (unaudited)		December 31, 2007	
Current assets:				
Cash and cash equivalents	$	2,534,767	$	1,229,980
Short-term investments		-		5,950,000
Accounts receivable, net		2,015,634		968,536
Inventory		3,156,898		2,642,481
Prepaid expenses and other assets		261,924		331,199
Total current assets		7,969,223		11,122,196
Other assets:				
PokerPro systems, net		4,188,076		4,991,634
Property and equipment, net		625,943		605,046
Long-term investments		3,580,975		-
Other assets		553,413		377,029
Total assets	$	16,917,630	$	17,095,905
Liabilities and Shareholders' Equity				
Current liabilities:				
Accounts payable	$	1,756,302	$	1,465,202
Accrued liabilities		1,272,046		964,173
Short-term debt		2,463,143		-
Total current liabilities		5,491,491		2,429,375
Long-term debt		2,029,850		-
Total shareholders' equity		9,396,289		14,666,530
Total liabilities and shareholders' equity	$	16,917,630	$	17,095,905

Capitalization as of September 30, 2008

Total common shares o/s	10,934,464
Stock Options	2,048,800
Warrants	505,555
Warrants	200,000
	13,688,819

Composition of ownership:

Insiders	4,483,136	41%
Aristocrat	1,807,545	17%
Mutual funds & Institions (est)	2,100,000	19%
Other (est)	2,543,783	23%
	10,934,464	100%



HEADS-UP CHALLENGE

PokerPro

PokerTek

Areas of Management Focus

- **Complete major market field trials**
  - Excalibur Hotel & Casino – open for business August 2008
  - Trump Atlantic City - open for business June 2008
- **Enhance products to increase ROI to casinos and bars**
  - Add games, add features, increase revenue for operators
- **Help customers during tough economic times**
  - Drive growth in casino and amusement markets
- **Increased leverage in the business model**
  - Reduce product costs in both casino and amusement space
  - Continue to manage OpEx



Investment Thesis

- **Leadership position in two sizable markets**
- **Significant revenue momentum with operating leverage**
- **Growing base of recurring revenue**
- **Solid intellectual property portfolio**
- **Strategic customer and distributor relationships in place**

